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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   March 14, 1995



                              YELLOW CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                   0-12255                 48-0948788
(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)           Identification No.)




   10777 Barkley, P. O. Box 7563,        Overland Park, Kansas     66207
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (913) 967-4300



                                 No Changes.
        (Former name or former address, if changed since last report.)
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Item 5. Other Events

        On March 14, 1995, Yellow Corporation (the company) announced that its Board of Directors voted not to renew the company's Share Purchase Rights Plan upon the Plan's scheduled expiration in 1996. The Plan is commonly known as a "Poison Pill" and was intended to deter abusive takeover tactics. The decision was made in response to general criticism of such plans from large institutional shareholders. Additionally, the takeover environment has changed significantly since the Plan was implemented in 1986 and the risk that the company could be the target of abusive takeover tactics is substantially reduced.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 YELLOW CORPORATION
                                         ---------------------------------
                                                    (Registrant)

Date:   March 21, 1995                         /s/ Phillip A. Spangler
                                         ---------------------------------
                                         Phillip A. Spangler
                                         Vice President and Treasurer